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                                                                    EXHIBIT 10.4

                         FORM OF PERFORMANCE UNIT GRANT
                        NEW JERSEY RESOURCES CORPORATION

                                  Date ________

Name
Title

Company

Dear _____:

On behalf of the Board of Directors, I am pleased to inform you that the following grant was made to you on _________, under the New Jersey Resources Long-Term Incentive Corporate Plan.

- Performance Awards of ______ units at target performance (i.e., 100%), subject to the Company's total shareholder return compared with a peer group of 24 companies. Total shareholder returns shall be calculated during the _____ month period commencing _________ and ending
      _____________.

If you have any questions regarding your award, please contact _______ at extension _____.

                                           Sincerely,

                                           Laurence M. Downes